                     [PHOTO]

                      ZENIX
                     Income
                    Fund Inc.
                    =========






                               [GRAPHIC]



                                        Quarterly Report
                                         June 30, 2002

[GRAPHIC]



                            Zenix Income Fund Inc.

Dear Shareholder:

Enclosed herein is the quarterly report for the Zenix Income Fund Inc. ("Fund") for the three months ended June 30, 2002. In this report, we have summarized what we believe to be the period's prevailing economic conditions and outlined our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

[PHOTO]
HEATH B. MCLENDON
Chairman

Performance Update
During the past three months, the Fund distributed income dividends to common stock shareholders totaling $0.11 per share. The table on page 2 details the annualized distribution rate and three-month total return for the Fund based on its June 30, 2002 net asset value ("NAV") per share and the New York Stock Exchange ("NYSE") closing price./1/


------

(1) The NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets of common stockholders) by the total number of the Fund's common shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by supply of and demand for the Fund's shares.

                                   Annualized        Three-Month
              Price Per Share  Distribution Rate/2/ Total Return/2/
             ----------------- -------------------  --------------
                  $2.61 (NAV)        17.24%             (8.46)%
                  $2.98 (NYSE)       15.10%            (14.59)%

During the period, the Fund generated a return based on NAV of negative 8.46%. In comparison, the Fund's Lipper Inc. ("Lipper")/3/ peer group of high current yield closed-end funds (leveraged) returned negative 7.53% for the same period.

Investment Strategy
The Fund's investment objective is to seek high current income. The Fund seeks to achieve its objective by investing in a portfolio of high yield, lower rated fixed-income securities. Under normal market conditions, the Fund invests at least 65% of its total assets in high yield fixed-income securities. The Fund may invest up to 35% of its total assets in investment-grade/4/ fixed-income securities during normal market conditions and in excess of that amount during temporary defensive periods.

Market and Portfolio Overview
For the quarter ended June 30, 2002, the high yield market returned negative 8.46%, as reported by the Salomon Smith Barney High-Yield Market Index

------
(2) Total returns are based on changes in NAV or the market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market price noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.0375 for 12 months. This rate is as of June 30, 2002 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market price during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.
(3) Lipper is an independent mutual fund tracking organization. Average annual returns are based on the three month period ended June 30, 2002, calculated among 28 funds in the high current yield closed-end funds (leveraged) category.
(4) Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality.

("SSB High-Yield Index")./5/ The high yield market suffered as accounting fraud and earnings restatements harmed investor confidence and new economic data sparked concerns that economic recovery would be slower than expected. The high yield market gained in April due to encouraging economic data and strong mutual fund inflows. However, disclosure of off-balance sheet debt at Adelphia Communications limited performance. Additional findings of accounting irregularities at Adelphia, poor first quarter results and concerns about slowing subscriber growth in the wireless telecommunications sector, the downgrading of WorldCom and Qwest to below investment-grade and concerns about accounting improprieties resulted in a decline of the SSB High-Yield Index in May. In June, WorldCom's disclosure that it improperly accounted for $3.8 billion of expenses significantly damaged already weakened confidence in corporate earnings, causing investors to shun sectors with more complex financials. In addition, weak equity markets, negative mutual fund flows, and increased economic uncertainty contributed to a negative return in June.

Activity in the new issue market increased significantly from the first quarter as companies looked to take advantage of a receptive high yield market and the low interest rate environment. As the market experienced volatility in May and June, investors became more selective in the new issue market, with better quality issuers rewarded and weaker credits struggling to complete transactions.

For the quarter ended June 30, 2002, the top performing sectors in the SSB High-Yield Index were textiles, metals/mining, industrial, containers, and consumer products. The textiles industry benefited from strong operating results that caused the bonds to rally from oversold levels. Section 201 import tariffs and reduced steel supply drove the outperformance in the metals/mining sector. The industrial industry outperformed as investors focused on companies with steady cash flows, easy to understand businesses, and improving business outlooks. The containers arena benefited from lower raw material prices and an improving economy and the consumer products sector benefited as investors favored defensive industries.

------
(5) The SSB High-Yield Index is a broad-based unmanaged index of high yield securities. Please note that an investor cannot invest directly in an index.

The most significant underperforming sectors in the SSB High-Yield Index were telecommunications, towers, cable, technology, and utilities. WorldCom accounted for a significant percentage of the negative return as its securities, comprising over 5% of the SSB High-Yield Index, declined almost 75%. The wireless and towers sector suffered from slowing subscriber growth and concerns that the industry has too many competitors. Adelphia's accounting disclosures and subsequent Chapter 11 bankruptcy filing pulled down the entire cable sector as investors worried about the accuracy of the accounting at other cable companies. The technology industry declined as corporate technology spending failed to show signs of improvement. The utilities sector suffered due to concerns that companies artificially inflated revenues.

Market and Fund Outlook
Although the stock market has continued to gyrate wildly, recent economic data has been generally positive, indicating that the economy may be improving. We believe that a higher rate of productivity growth has laid the foundation for a short and shallow recession. The deep tax and interest-rate cuts of last year and the effects of deep cuts in corporate inventories led to robust growth during the first calendar quarter. However, we believe that growth in the second half of 2002 will be more moderate. Consumer spending should remain solid, while improving corporate profits and economic activity should help business investment recover moderately later in the year. We expect that inflation will continue to remain low.

Going forward, although we believe valuations in the high yield market continue to appear attractive, we remain somewhat cautious as we believe that several factors, including (i) high global default rates and credit-rating downgrades,
(ii) disappointing corporate profitability, (iii) the magnitude and timing of a global economic rally, (iv) reduced secondary-market liquidity, (v) the potential for U.S. Federal Reserve Board interest-rate hikes, (vi) further accounting scares and (vii) continued equity-market volatility could dampen positive momentum.

Subsequent to the end of the reporting period, the Fund's portfolio management team changed. Going forward, Peter J. Wilby and Beth A. Semmel will co-manage the Fund. Mr. Wilby is a senior portfolio manager responsible for directing investment policy and strategy for emerging markets and high yield fixed-income portfolios. He has over 20 years of investment experience. Ms. Semmel is a senior portfolio manager and senior trader for high yield portfolios. She also has over 20 years of investment experience. Mr. Wilby and Ms. Semmel currently manage high yield portfolios for an affiliate of Smith Barney Fund Management LLC.

Should you have any questions about the Fund, please call PFPC Global Fund Services at (800) 331-1710. Thank you for your continued confidence in our investment approach. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

July 12, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 7 through 26 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of June 30, 2002 and is subject to change.

Take Advantage of the Fund's Dividend Reinvestment Plan!

   Did you know that Fund investors may reinvest their dividends in an effort to take advantage of what can be one of the most effective wealth-building tools available today? When the Fund achieves its objectives, systematic investments by shareholders put time to work for them through the strength of compounding.

   As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a summary of how the Plan works.

Plan Summary
   If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment then your dividends and capital gains distributions will be reinvested automatically in additional shares of the Fund.

   The number of shares of common stock of the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than 98% of the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting 98% of the NAV, or 95% of the market price, whichever is greater.

   If the market price is less than 98% of the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC Global Fund Services ("Plan Agent") will buy common stock for your account in the open market.

   If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above 98% of the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of 98% of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

   A more complete description of the current Plan appears in the section of this report beginning on page 43. To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.

[GRAPHIC]



                                                        Schedule of Investments
                                                      June 30, 2002 (unaudited)



    Face
  Amount++    Rating(a)                        Security                          Value
-----------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 88.6%
Aerospace -- 1.0%
   30,000       B-      Argo-Tech Corp., Company Guaranteed,
                          8.625% due 10/1/07.................................. $   26,550
                        BE Aerospace, Sr. Sub. Notes, Series B:
  240,000       B         8.000% due 3/1/08...................................    222,000
  165,000       B         8.875% due 5/1/11...................................    154,275
  330,000       B-      Dunlop Standard Aerospace Holdings, Sr. Notes,
                          11.875% due 5/15/09.................................    349,800
      150UNIT   BBB-    Northrop Grumman Corp., 7.250% due 11/16/04 (b).......     19,876
   95,000       B-      Transdigm Inc., Sr. Sub. Notes, 10.375% due 12/1/08+..     97,850
                                                                               ----------
                                                                                  870,351
                                                                               ----------
Airlines -- 2.4%
  370,000       B       Air Canada, Sr. Notes, 10.250% due 3/15/11............    291,375
1,723,537       B2*     Airplanes Pass-Through Trust, Asset-Backed Securities,
                          Company Guaranteed, Series D, 10.875% due 3/15/19...    129,265
                        Continental Airlines Pass-Through Certificates:
  118,678       BBB       Series 00-2, 8.312% due 4/2/11......................    111,449
  275,000       BBB       Series 99-2, 7.434% due 3/15/06.....................    254,258
  420,000       BB+       Series D, 7.568% due 12/1/06........................    383,644
                        United Air Lines Pass-Through Certificates:
  169,377       BBB+      Series 00-1, 8.030% due 7/1/11......................    147,964
  397,660       A-        Series 00-2, 7.811% due 10/1/09.....................    347,223
  185,000       BBB-      Series 01-1, 6.831% due 9/1/08......................    142,444
  168,999       A-      US Airways Pass-Through Trust, Series 99-1,
                          8.360% due 1/20/19#.................................    161,831
                                                                               ----------
                                                                                1,969,453
                                                                               ----------
Apparel -- 1.6%
   95,000       BB+     The Gap Inc., Notes, 8.150% due 12/15/05..............     97,267
  180,000       CCC     J. Crew Operating Corp., Sr. Sub. Notes,
                          10.375% due 10/15/07................................    156,600
                        Levi Strauss & Co.:
   95,000       BB-       Notes, 7.000% due 11/1/06...........................     79,325
  130,000       BB-       Sr. Notes, 11.625% due 1/15/08......................    124,150
   95,000       BB      Russell Corp., Sr. Notes, 9.250% due 5/1/10+..........     98,325
  290,000       BBB-    Tommy Hilfiger USA Inc., Company Guaranteed,
                          6.500% due 6/1/03...................................    292,021

                      See Notes to Financial Statements.

[GRAPHIC]



                                                        Schedule of Investments
                                          June 30, 2002 (unaudited) (continued)


  Face
Amount++ Rating(a)                        Security                           Value
-------------------------------------------------------------------------------------
Apparel -- 1.6% (continued)
250,000    B-      Tropical Sportswear International Corp., Company
                     Guaranteed, Series A, 11.000% due 6/15/08............ $  265,000
230,000    B-      William Carter Co., Company Guaranteed, Series B,
                     10.875% due 8/15/11..................................    253,000
                                                                           ----------
                                                                            1,365,688
                                                                           ----------
Auto Parts: Original Equipment Manufacturer -- 2.1%
 60,000    Ba3*    American Axle & Manufacturing Inc., Company Guaranteed,
                     9.750% due 3/1/09....................................     63,900
120,000    Ba1*    Arvin Capital Trust I, Company Guaranteed,
                     9.500% due 2/1/27....................................    119,530
                   Collins & Aikman Products Co.:
 90,000    B         Company Guaranteed, 11.500% due 4/15/06..............     85,725
270,000    B1*       Sr. Notes, 10.750% due 12/31/11+.....................    272,700
                   Dana Corp.:
340,000    BB        Notes, 6.500% due 3/1/09.............................    295,800
155,000    BB        Sr. Notes, 10.125% due 3/15/10+......................    158,875
 70,000    B-      Eagle-Picher Industries, Inc., Company Guaranteed,
                     9.375% due 3/1/08....................................     58,100
160,000    B+      Intermet Corp., Sr. Notes, 9.750% due 6/15/09+.........    161,200
 30,000    CCC     LDM Technologies, Inc., Company Guaranteed, Series B,
                     10.750% due 1/15/07..................................     22,650
155,000    B       Metaldyne Corp., Sr. Sub. Notes, 11.000% due 6/15/12+..    151,900
 10,000    B-      Prestolite Electric Inc., Company Guaranteed,
                     9.625% due 2/1/08....................................      7,150
100,000    B       Stanadyne Automotive Corp., Company Guaranteed,
                     Series B, 10.250% due 12/15/07.......................     80,500
155,000    B       Stoneridge, Inc., Sr. Notes, 11.500% due 5/1/12+.......    157,325
                   Venture Holdings Trust:
100,000    Caa1*     Sr. Notes, Series B, 9.500% due 7/1/05...............     60,500
100,000    Caa2*     Sr. Sub. Notes, 12.000% due 6/1/09...................     39,500
                                                                           ----------
                                                                            1,735,355
                                                                           ----------
Broadcasting -- 2.4%
110,000    B-      Emmis Communications Corp., Sr. Discount Notes,
                     step bond to yield 9.958% due 3/15/11................     79,750
555,000    B-      LIN Holdings Corp., Sr. Discount Notes,
                     step bond to yield 9.917% due 3/1/08.................    513,375

                      See Notes to Financial Statements.

[GRAPHIC]



                                                        Schedule of Investments
                                          June 30, 2002 (unaudited) (continued)


  Face
Amount++ Rating(a)                         Security                            Value
---------------------------------------------------------------------------------------
Broadcasting -- 2.4% (continued)
                   Paxson Communications Corp., Company Guaranteed:
335,000    B-        10.750% due 7/15/08.................................... $  323,275
240,000    B-        Step bond to yield 11.326% due 1/15/09.................    137,400
                   Pegasus Communications Corp., Sr. Notes, Series B:
 20,000    B3*       9.625% due 10/15/05....................................      9,100
125,000    B3*       9.750% due 12/1/06.....................................     56,875
265,000    B       Sinclair Broadcast Group, Inc., Company Guaranteed,
                     8.750% due 12/15/11....................................    266,325
125,000    B-      Spanish Broadcasting System, Inc., Company
                     Guaranteed, 9.625% due 11/1/09.........................    129,375
200,000    CCC+    XM Satellite Radio Inc., Secured Notes,
                     14.000% due 3/15/10....................................     95,000
                   Young Broadcasting Inc.:
140,000    B-        Company Guaranteed, 10.000% due 3/1/11.................    124,600
230,000    B         Sr. Notes, 8.500% due 12/15/08+........................    230,000
                                                                             ----------
                                                                              1,965,075
                                                                             ----------
Building Products -- 1.1%
100,000    B       Amatek Industries Property Ltd., Sr. Sub. Notes,
                     12.000% due 2/15/08....................................    103,625
 75,000    B       Associated Materials Inc., Sr. Sub. Notes,
                     9.750% due 4/15/12+....................................     77,250
310,000    B-      Atrium Cos., Inc., Company Guaranteed, Series B,
                     10.500% due 5/1/09.....................................    318,137
385,000    B-      Nortek Inc., Sr. Sub. Notes, Series B, 9.875% due 6/15/11    390,775
                                                                             ----------
                                                                                889,787
                                                                             ----------
Cable/Satellite Television -- 4.5%
475,000    B2*     Adelphia Communications Corp., Sr. Discount Notes,
                     Series B, zero coupon bond to yield
                     11.167% due 1/15/08 (c)................................     90,250
                   Charter Communications Holdings LLC/Charter
                     Communications Capital Corp.:
                       Sr. Discount Notes:
535,000    B+            Step bond to yield 12.548% due 1/15/10.............    243,425
490,000    B+            Step bond to yield 13.499% due 1/15/11.............    186,200
320,000    B+          Sr. Notes, 11.125% due 1/15/11.......................    222,400

                      See Notes to Financial Statements.

[GRAPHIC]



                                                        Schedule of Investments
                                          June 30, 2002 (unaudited) (continued)


   Face
 Amount++  Rating(a)                         Security                            Value
-----------------------------------------------------------------------------------------
Cable/Satellite Television -- 4.5% (continued)
                     CSC Holdings Inc.:
125,000      BB+       Sr. Notes, Series B, 7.625% due 4/1/11................. $  100,721
500,000      BB-       Sr. Sub. Debentures, 10.500% due 5/15/16...............    377,500
                     EchoStar DBS Corp., Sr. Notes:
625,000      B1*       10.375% due 10/1/07....................................    600,000
535,000      B+        9.125% due 1/15/09+....................................    492,200
250,000      B+        9.375% due 2/1/09......................................    232,500
165,000      B-      Insight Communications Co., Inc., Sr. Discount Notes,
                       step bond to yield 13.748% due 2/15/11.................     71,775
 90,000EUR   CCC+    Ono Finance PLC, Sr. Notes, 14.000% due 7/15/10..........     31,091
155,000      CCC+    Pegasus Satellite Communications, Inc.,
                       Sr. Discount Notes, step bond to yield
                       12.380% due 3/1/07.....................................     47,275
795,000      Ba1*    Rogers Cablesystems, Ltd., Company Guaranteed,
                       11.000% due 12/1/15....................................    862,575
335,000GBP   CCC     Telewest Communications PLC,
                       5.250% due 2/19/07+(d).................................    191,848
                                                                               ----------
                                                                                3,749,760
                                                                               ----------
Casinos - Gambling -- 3.3%
265,000      B-      Alliance Gaming Corp., Company Guaranteed, Series B,
                       10.000% due 8/1/07.....................................    276,925
170,000      B-      Ameristar Casinos, Inc., Company Guaranteed,
                       10.750% due 2/15/09....................................    183,175
                     Mandalay Resort Group:
125,000      BB-       Sr. Sub. Debentures, 7.625% due 7/15/13................    115,625
340,000      BB-       Sr. Sub. Notes, Series B, 10.250% due 8/1/07...........    358,275
225,000      BB+     MGM MIRAGE, Company Guaranteed,
                       8.375% due 2/1/11......................................    227,250
455,000      BB+     Park Place Entertainment Corp., Sr. Sub. Notes,
                       8.125% due 5/15/11.....................................    455,000
320,000      B+      Station Casinos, Inc., Sr. Sub. Notes, 8.875% due 12/1/08    326,400
175,000      B+      Sun International Hotels Ltd., Company Guaranteed,
                       8.625% due 12/15/07....................................    178,937
630,000      B-      Venetian Casino Resort LLC, 2nd Mortgage,
                       11.000% due 6/15/10+...................................    637,088
                                                                               ----------
                                                                                2,758,675
                                                                               ----------

                      See Notes to Financial Statements.

[GRAPHIC]



                                                        Schedule of Investments
                                          June 30, 2002 (unaudited) (continued)

    Face
  Amount++   Rating(a)                      Security                         Value
-------------------------------------------------------------------------------------
Chemicals - Major -- 0.7%
                       Huntsman Corp.:
935,000        B-        Sr. Discount Notes, zero coupon bond to yield
                           13.253% due 12/31/09........................... $  229,075
155,000        B         Sr. Notes, 9.875% due 3/1/09+....................    156,162
250,000        B       Texas Petrochemical Corp., Sr. Sub. Notes,
                         11.125% due 7/1/06...............................    203,750
                                                                           ----------
                                                                              588,987
                                                                           ----------
Chemicals - Specialty -- 3.6%
195,000        Ba2*    Airgas Inc., Company Guaranteed, 9.125% due 10/1/11    206,700
305,000        B-      Avecia Group PLC, Company Guaranteed,
                         11.000% due 7/1/09...............................    305,000
310,000        Ba1*    IMC Global Inc., Company Guaranteed, Series B,
                         11.250% due 6/1/11...............................    336,350
315,000        BB-     ISP Chemco Inc., Company Guaranteed, Series B,
                         10.250% due 7/1/11...............................    322,875
300,000        B+      ISP Holdings Inc., Secured Notes,
                         10.625% due 12/15/09+............................    298,500
315,000        BB      Lyondell Chemical Co., Bonds, 11.125% due 7/15/12..    314,213
490,000/EUR/   B+      Messer Griesheim Holding AG, Sr. Notes,
                         10.375% due 6/1/11...............................    518,346
125,000        BBB-    Methanex Corp., Sr. Notes, 8.750% due 8/15/12......    128,125
180,000        B+      OM Group Inc., Company Guaranteed,
                         9.250% due 12/15/11..............................    187,200
 30,000        BB-     Terra Capital Inc., Company Guaranteed,
                         12.875% due 10/15/08.............................     30,900
425,000        B       Terra Industries Inc., Sr. Notes, Series B,
                         10.500% due 6/15/05..............................    376,125
                                                                           ----------
                                                                            3,024,334
                                                                           ----------
Coal -- 0.3%
255,000        BB      Luscar Coal Ltd., Sr. Notes, 9.750% due 10/15/11...    275,400
                                                                           ----------
Construction/AG Equipment/Trucks -- 1.4%
185,000        BB      Case Corp., Notes, 7.250% due 8/1/05...............    172,383
 75,000        BB      Case Credit Corp., Notes, 6.750% due 10/21/07......     63,210
350,000        B-      Columbus McKinnon Corp., Company Guaranteed,
                         8.500% due 4/1/08................................    323,750

                      See Notes to Financial Statements.

[GRAPHIC]



                                                        Schedule of Investments
                                          June 30, 2002 (unaudited) (continued)

   Face
 Amount++  Rating(a)                         Security                            Value
-----------------------------------------------------------------------------------------
Construction/AG Equipment/Trucks -- 1.4% (continued)
265,000EUR   B+      Manitowoc Co., Inc., Sr. Sub. Notes,
                       10.375% due 5/15/11.................................... $  279,509
205,000      BB+     Navistar International, Company Guaranteed, Series B,
                       9.375% due 6/1/06......................................    212,175
120,000      B+      NMHG Holding Co., Company Guaranteed,
                       10.000% due 5/15/09+...................................    122,400
                                                                               ----------
                                                                                1,173,427
                                                                               ----------
Consumer Specialties -- 4.1%
125,000      B+      AKI, Inc., Sr. Notes, 10.500% due 7/1/08.................    119,531
150,000      B+      American Achievement Corp., Company Guaranteed,
                       11.625% due 1/1/07.....................................    155,438
                     American Greetings Corp.:
290,000      BBB-      Notes, 6.100% due 8/1/28...............................    264,625
140,000      BB+       Sr. Sub. Notes, 11.750% due 7/15/08....................    154,000
240,000      B       Coinmach Corp., Sr. Notes, 9.000% due 2/1/10+............    244,800
 30,000      B-      Doane Pet Care Co., Sr. Sub. Notes, 9.750% due 5/15/07...     26,250
520,000      BB      Hasbro Inc., Debentures, 6.600% due 7/15/28..............    397,800
 90,000      B       Johnsondiversey Inc., Sr. Sub. Notes, 9.625% due 5/15/12+     94,500
215,000      BB      Mail-Well I Corp., Company Guaranteed,
                       9.625% due 3/15/12+....................................    217,150
250,000      B-      Revlon Consumer Products Corp., Company Guaranteed,
                       12.000% due 12/1/05....................................    250,000
                     Service Corp. International:
220,000      BB-       Debentures, 7.875% due 2/1/13..........................    200,750
                       Notes:
270,000      BB-         6.875% due 10/1/07...................................    246,375
635,000      BB-         6.500% due 3/15/08...................................    568,325
280,000      BB      Sola International Inc., Notes, 6.875% due 3/15/08.......    248,380
230,000      B+      Stewart Enterprises, Inc., Company Guaranteed,
                       10.750% due 7/1/08.....................................    255,300
                                                                               ----------
                                                                                3,443,224
                                                                               ----------
Containers - Packaging -- 5.0%
600,000      BB      Owens-Brockway Glass Containers, Secured Notes,
                       8.875% due 2/15/09+....................................    603,000
595,000      B+      Owens-Illinois, Inc., Sr. Notes, 7.150% due 5/15/05......    556,325
110,000      B-      Packaged Ice, Inc., Company Guaranteed, Series B,
                       9.750% due 2/1/05......................................     92,400

                      See Notes to Financial Statements.

[GRAPHIC]




                                                        Schedule of Investments
                                          June 30, 2002 (unaudited) (continued)


  Face
Amount++  Rating(a)                         Security                           Value
---------------------------------------------------------------------------------------
Containers - Packaging -- 5.0% (continued)
   60,000   B-      Pliant Corp., Company Guaranteed, 13.000% due 6/1/10.... $   62,850
  275,000   BBB     Sealed Air Corp., Notes, 6.950% due 5/15/09+............    262,265
1,775,000   B       Stone Container Finance Corp., Company Guaranteed,
                      11.500% due 8/15/06+..................................  1,925,875
  315,000   B-      Sweetheart Cup Co. Inc., Sr. Sub. Notes,
                      10.500% due 9/1/03....................................    303,975
  385,000   B-      Tekni-Plex, Inc., Company Guaranteed, Series B,
                      12.750% due 6/15/10...................................    400,400
                                                                             ----------
                                                                              4,207,090
                                                                             ----------
Contract Drilling -- 0.5%
   60,000   B-      Parker Drilling Co., 5.500% due 8/1/04 (d)..............     57,075
  335,000   BB      Pride International, Inc., Sr. Notes, 10.000% due 6/1/09    360,125
                                                                             ----------
                                                                                417,200
                                                                             ----------
Diversified Commercial Services -- 0.9%
  280,000   BB-     Intertek Finance PLC, Company Guaranteed, Series B,
                      10.250% due 11/1/06...................................    295,680
  180,000   CCC+    Outsourcing Solutions Inc., Sr. Sub. Notes, Series B,
                      11.000% due 11/1/06...................................    153,900
  335,000   Ba3*    Spherion Corp., 4.500% due 6/1/05 (d)...................    294,800
                                                                             ----------
                                                                                744,380
                                                                             ----------
Diversified Financial Services -- 0.6%
  405,000   Ba1*    Markel Capital Trust I, Company Guaranteed, Series B,
                      8.710% due 1/1/46.....................................    333,591
  185,000   BB+     PXRE Capital Trust I, Company Guaranteed,
                      8.850% due 2/1/27.....................................    131,398
                                                                             ----------
                                                                                464,989
                                                                             ----------
Diversified Manufacturing -- 4.0%
  220,000   CCC+    Aqua Chemical Inc., Sr. Sub. Notes,
                      11.250% due 7/1/08....................................    189,200
  660,000   BBB     Cooper Tire & Rubber Co., Notes,
                      7.625% due 3/15/27....................................    606,004
  165,000   B       Flowserve Corp., Company Guaranteed,
                      12.250% due 8/15/10...................................    187,275

                      See Notes to Financial Statements.

[GRAPHIC]



                                                        Schedule of Investments
                                          June 30, 2002 (unaudited) (continued)


  Face
Amount++ Rating(a)                    Security                       Value
-----------------------------------------------------------------------------
Diversified Manufacturing -- 4.0% (continued)
                   Foamex L.P., Company Guaranteed:
155,000    B-        9.875% due 6/15/07........................... $  138,725
155,000    B         10.750% due 4/1/09+..........................    158,875
340,000    CCC+    Hexcel Corp., Sr. Sub. Notes,
                     9.750% due 1/15/09...........................    263,500
465,000    Ba2*    Louisiana Pacific Corp., Sr. Sub. Notes,
                     10.875% due 11/15/08.........................    513,825
 95,000    B+      Millar Western Forest Products Ltd., Sr. Notes,
                     9.875% due 5/15/08...........................     91,200
475,000    CCC+    Park-Ohio Industries, Inc., Sr. Sub. Notes,
                     9.250% due 12/1/07...........................    325,375
300,000    BBB-    Phelps Dodge Corp., Sr. Notes,
                     8.750% due 6/1/11............................    309,965
 90,000    B       Steel Dynamics Inc., Sr. Notes,
                     9.500% due 3/15/09+..........................     95,400
215,000    B       Ucar Finance Inc., Company Guaranteed,
                     10.250% due 2/15/12+.........................    220,375
155,000    B-      WCI Steel, Inc., Sr. Notes, Series B,
                     10.000% due 12/1/04..........................     87,575
125,000    BB-     Wolverine Tube Inc., Company Guaranteed,
                     10.500% due 4/1/09+..........................    123,125
                                                                   ----------
                                                                    3,310,419
                                                                   ----------
Electric Utilities -- 2.2%
155,000    BB+     Avista Corp., Sr. Notes, 9.750% due 6/1/08.....    162,863
                   CMS Energy Corp., Sr. Notes:
200,000    BB        7.625% due 11/15/04..........................    150,089
235,000    BB        9.875% due 10/15/07..........................    176,448
310,000    BBB-    Edison Mission Energy, Sr. Notes,
                     10.000% due 8/15/08..........................    308,867
650,000    Ba2*    Mission Energy Holding Co., Secured Notes,
                     13.500% due 7/15/08..........................    656,500
470,000    BBB     Orion Power Holdings, Inc., Sr. Notes,
                     12.000% due 5/1/10...........................    397,150
                                                                   ----------
                                                                    1,851,917
                                                                   ----------

                      See Notes to Financial Statements.

[GRAPHIC]



                                                        Schedule of Investments
                                          June 30, 2002 (unaudited) (continued)

  Face
Amount++  Rating(a)                        Security                           Value
--------------------------------------------------------------------------------------
Electronic Components -- 1.6%
   95,000   Baa1*   Arrow Electronic Inc., Debentures, 6.875% due 6/1/18... $   83,198
                    Celestica International Inc.:
  290,000   Ba2*      Sr. Sub. Notes, 10.500% due 12/31/06.................    303,050
  615,000   Ba2*      Zero coupon bond to yield 11.378% due 8/1/20 (d).....    262,144
  230,000   Ba2*    Sanmina Corp., zero coupon bond to yield
                      10.685% due 9/12/20 (d)..............................     85,100
  310,000   BB      Solectron Corp., zero coupon bond to yield
                      3.632% due 5/8/20 (d)................................    182,900
  440,000   Baa2*   Thomas & Betts Corp., Notes, 6.625% due 5/7/08.........    409,167
                                                                            ----------
                                                                             1,325,559
                                                                            ----------
Engineering and Construction -- 0.2%
  160,000   B+      Integrated Electric Services, Inc., Company Guaranteed,
                      Series B, 9.375% due 2/1/09..........................    154,400
                                                                            ----------
Environmental Services -- 2.1%
                    Allied Waste North America, Inc., Company Guaranteed,
                      Series B:
  455,000   BB-         8.500% due 12/1/08+................................    441,350
  245,000   BB-         7.875% due 1/1/09..................................    236,425
  655,000   B+          10.000% due 8/1/09.................................    646,865
   75,000   B       Synagro Technologies Inc., Sr. Sub Notes,
                      9.250% due 4/1/09+...................................     77,250
  365,000   B+      URS Corp., Sr. Sub. Notes, Series B, 12.250% due 5/1/09    366,825
                                                                            ----------
                                                                             1,768,715
                                                                            ----------
Finance Companies -- 0.7%
1,246,000   NR      Finova Group Inc., Notes, 7.500% due 11/15/09..........    417,410
  190,000   B       Penhall International Corp., Company Guaranteed,
                      12.000% due 8/1/06...................................    181,450
                                                                            ----------
                                                                               598,860
                                                                            ----------
Food Distributors -- 2.4%
   95,000   B-      Agrilink Foods, Inc., Company Guaranteed,
                      11.875% due 11/1/08..................................     99,750
                    Aurora Foods Inc., Sr. Sub. Notes, Series B:
   35,000   CCC+      9.875% due 2/15/07...................................     24,675
   35,000   CCC+      8.750% due 7/1/08....................................     23,625
  195,000   BB-     Dean Foods Co., Sr. Notes, 6.900% due 10/15/17.........    172,311

                      See Notes to Financial Statements.

[GRAPHIC]




                                                        Schedule of Investments
                                          June 30, 2002 (unaudited) (continued)


  Face
Amount++ Rating(a)                         Security                           Value
--------------------------------------------------------------------------------------
Food Distributors -- 2.4% (continued)
                   Fleming Cos., Inc., Company Guaranteed:
125,000    BB-       10.125% due 4/1/08.................................... $  127,500
910,000    B+        Series D, 10.625% due 7/31/07.........................    896,350
265,000    BB      Great Atlantic & Pacific Tea Co., Notes,
                     7.750% due 4/15/07....................................    245,125
 95,000    B       Roundy's, Inc., Sr. Sub. Notes, 8.875% due 6/15/12+.....     95,238
440,000    Ba2*    SC International Services, Inc., Company Guaranteed,
                     Series B, 9.250% due 9/1/07...........................    343,200
                                                                            ----------
                                                                             2,027,774
                                                                            ----------
Foods - Specialty -- 1.5%
140,000    B       American Seafoods Group LLC, Sr. Sub. Notes,
                     10.125% due 4/15/10+..................................    142,100
155,000    B+      Cott Beverages Inc., Company Guaranteed,
                     8.000% due 12/15/11...................................    157,325
155,000    B       Herbalife International, Inc., Sr. Sub. Notes,
                     11.750% due 7/15/10+..................................    155,775
150,000    BB      Land O' Lakes Inc., Sr. Notes, 8.750% due 11/15/11+.....    141,750
395,000    B2*     Michael Foods, Inc., Sr. Sub. Notes, Series B,
                     11.750% due 4/1/11....................................    432,525
125,000    B2*     Mrs. Fields' Original Cookies, Inc., Company Guaranteed,
                     Series B, 10.125% due 12/1/04.........................     91,875
175,000    BBB     Tyson Foods, Inc., Notes, 7.000% due 1/15/28............    164,635
                                                                            ----------
                                                                             1,285,985
                                                                            ----------
Health Industry Services -- 3.4%
 95,000    B+      Alaris Medical Systems, Secured Notes, Series B,
                     11.625% due 12/1/06...................................    107,350
 95,000    B2*     Extendicare Health Services Inc., Sr. Notes,
                     9.500% due 7/1/10+....................................     95,594
450,000    B3*     Hanger Orthopedic Group, Sr. Sub. Notes,
                     11.125% due 6/15/09...................................    455,625
                   HEALTHSOUTH Corp., Sr. Notes:
165,000    BBB-      6.875% due 6/15/05....................................    164,640
180,000    BBB-      8.375% due 10/1/11....................................    189,000
125,000    B+      PacifiCare Health System, Inc., Sr. Notes,
                     10.750% due 6/1/09+...................................    128,594
380,000    B       PER-SE Technologies Inc., Company Guaranteed,
                     Series B, 9.500% due 2/15/05..........................    366,700

                      See Notes to Financial Statements.

[GRAPHIC]




                                                        Schedule of Investments
                                          June 30, 2002 (unaudited) (continued)


  Face
Amount++ Rating(a)                       Security                          Value
-----------------------------------------------------------------------------------
Health Industry Services -- 3.4% (continued)
250,000    B       Physician Sales & Services, Company Guaranteed,
                     8.500% due 10/1/07................................. $  251,875
600,000    B       Total Renal Care Holdings, Inc.,
                     7.000% due 5/15/09 (d).............................    589,500
155,000    B+      U.S. Oncology Inc., Company Guaranteed,
                     9.625% due 2/1/12..................................    151,125
305,000    B-      Universal Hospital Services, Inc., Sr. Notes,
                     10.250% due 3/1/08.................................    306,525
                                                                         ----------
                                                                          2,806,528
                                                                         ----------
Home Building -- 2.7%
155,000    BB      Beazer Homes USA, Inc., Company Guaranteed,
                     8.625% due 5/15/11.................................    158,100
                   D.R. Horton, Inc.:
285,000    Ba1*      Company Guaranteed, 8.000% due 2/1/09..............    285,000
                     Sr. Sub. Notes:
160,000    Ba2*        9.375% due 3/15/11...............................    163,200
335,000    Ba2*        10.500% due 7/15/11..............................    360,125
235,000    BB-     KB HOME, Sr. Sub. Notes, 9.500% due 2/15/11..........    242,637
265,000    BB+     Lennar Corp., Company Guaranteed, Series B,
                     9.950% due 5/1/10..................................    292,825
195,000    B1*     Meritage Corp., Company Guaranteed, 9.750% due 6/1/11    203,287
185,000    BB+     Ryland Group, Inc., Sr. Notes, 9.750% due 9/1/10.....    201,187
                   Standard Pacific Corp.:
205,000    BB        Sr. Notes, 8.250% due 4/1/09.......................    204,488
155,000    Ba3*      Sr. Sub. Notes, 9.250% due 4/15/12.................    156,550
                                                                         ----------
                                                                          2,267,399
                                                                         ----------
Home Furnishings -- 1.1%
385,000    CCC     Remington Products Co., LLC/Remington Capital Corp.,
                     Sr. Sub. Notes, Series D, 11.000% due 5/15/06......    296,450
                   Salton Inc.:
 35,000    B         Company Guaranteed, 10.750% due 12/15/05...........     35,350
355,000    B         Sr. Sub. Notes, 12.250% due 4/15/08................    365,650

                      See Notes to Financial Statements.

[GRAPHIC]




                                                        Schedule of Investments
                                          June 30, 2002 (unaudited) (continued)


  Face
Amount++  Rating(a)                          Security                            Value
-----------------------------------------------------------------------------------------
Home Furnishings -- 1.1% (continued)
   40,000   B-      Sealy Mattress Co., Company Guaranteed, Series B,
                      step bond to yield 9.150% due 12/15/07.................. $   39,600
  310,000   CCC+    WestPoint Stevens Inc., Sr. Notes, 7.875% due 6/15/08.....    190,650
                                                                               ----------
                                                                                  927,700
                                                                               ----------
Hospital - Nursing Management -- 0.3%
  345,000   CCC+    Magellan Health Services, Sr. Sub. Notes,
                      9.000% due 2/15/08......................................    125,925
  155,000   B       Res-Care Inc., Company Guaranteed,
                      10.625% due 11/15/08....................................    144,150
                                                                               ----------
                                                                                  270,075
                                                                               ----------
Hotel - Resort -- 3.0%
  275,000   B1*     Courtyard by Marriott II L.P./Courtyard Finance Co.,
                      Sr. Notes, Series B, 10.750% due 2/1/08.................    283,594
  270,000   BBB-    Hilton Hotels, Sr. Notes, 7.950% due 4/15/07..............    280,286
  515,000   BB-     Host Marriott L.P., Sr. Notes, 9.500% due 1/15/07+........    522,081
1,060,000   B+      Intrawest Corp., Sr. Notes, 10.500% due 2/1/10............  1,107,700
  160,000   BB+     Royal Caribbean Cruises Ltd., Sr. Notes,
                      8.750% due 2/2/11.......................................    150,664
  120,000   BBB-    Starwood Hotels & Resorts, Notes, 6.750% due 11/15/05.....    118,656
   60,000   B       Vail Resorts Inc., Company Guaranteed,
                      8.750% due 5/15/09......................................     60,300
                                                                               ----------
                                                                                2,523,281
                                                                               ----------
Leisure/Movies/Entertainment -- 0.6%
  125,000   B       Hockey Co./Sports Maska Inc., Units,
                      11.125% due 4/15/09+....................................    125,625
  380,000   B       Premier Parks Inc., Sr. Discount Notes, step bond to yield
                      12.025% due 4/1/08......................................    372,400
                                                                               ----------
                                                                                  498,025
                                                                               ----------
Multi-Sector Companies -- 1.9%
                    Compagnie Generale de Geophysique S.A., Sr. Notes:
  305,000   BB        10.625% due 11/15/07....................................    314,150
   90,000   BB        10.625% due 11/15/07+...................................     92,700
  100,000   BB      Dimon Inc., Company Guaranteed, Series B,
                      9.625% due 10/15/11.....................................    105,250

                      See Notes to Financial Statements.

[GRAPHIC]




                                                        Schedule of Investments
                                          June 30, 2002 (unaudited) (continued)


  Face
Amount++ Rating(a)                       Security                         Value
----------------------------------------------------------------------------------
Multi-Sector Companies -- 1.9% (continued)
275,000    BB+     Pennzoil-Quaker State, Company Guaranteed,
                     10.000% due 11/1/08............................... $  323,469
125,000    BB-     Petroleum Helicopters, Inc., Sr. Notes,
                     9.375% due 5/1/09+................................    128,750
297,000    BB      Standard Commercial Tobacco Corp., 8.875% due 8/1/05    307,395
215,000    B+      Tesoro Petroleum Corp., Sr. Sub. Notes,
                     9.625% due 4/1/12+................................    197,800
175,000    Baa2*   Windsor Petroleum Transport Corp., Notes,
                     7.840% due 1/15/21+...............................    143,275
                                                                        ----------
                                                                         1,612,789
                                                                        ----------
Oil and Gas Production -- 3.8%
665,000    B+      Canadian Forest Oil Ltd., Company Guaranteed,
                     10.500% due 1/15/06...............................    711,550
 90,000    B       Denbury Management, Inc., Company Guaranteed,
                     9.000% due 3/1/08.................................     88,875
250,000    BB-     El Paso Energy Partners L.P., Company Guaranteed,
                     8.500% due 6/1/11+................................    250,000
225,000    B       Houston Exploration Co., Sr. Sub. Notes, Series B,
                     8.625% due 1/1/08.................................    231,750
155,000    B+      Magnum Hunter Resources Inc., Sr. Notes,
                     9.600% due 3/15/12+...............................    160,425
 90,000    B-      Mission Resources Corp., Company Guaranteed,
                     Series C, 10.875% due 4/1/07......................     74,250
160,000    B+      Nuevo Energy Co., Sr. Sub. Notes, Series B,
                     9.500% due 6/1/08.................................    162,000
155,000    BB+     Ocean Energy, Inc., Company Guaranteed, Series B,
                     8.375% due 7/1/08.................................    164,300
 40,000    B+      Plains Resources Inc., Company Guaranteed, Series B,
                     10.250% due 3/15/06...............................     41,500
                   Pogo Producing Co., Sr. Sub. Notes, Series B:
 60,000    BB        10.375% due 2/15/09...............................     64,800
 90,000    BB        8.250% due 4/15/11................................     90,450
390,000    CCC     RAM Energy, Inc., Sr. Notes, 11.500% due 2/15/08....    198,900
300,000    B-      Range Resources Corp., Company Guaranteed,
                     8.750% due 1/15/07................................    306,000
155,000    BB-     SESI, LLC, Company Guaranteed, 8.875% due 5/15/11...    157,325
125,000    B       Swift Energy Co., Sr. Sub. Notes, 9.375% due 5/1/12.    118,438

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                          June 30, 2002 (unaudited) (continued)

[GRAPHIC]


  Face
Amount++  Rating(a)                        Security                           Value
--------------------------------------------------------------------------------------
Oil and Gas Production -- 3.8% (continued)
                    Vintage Petroleum Inc.:
  215,000   BB-       Sr. Notes, 8.250% due 5/1/12+........................ $  212,313
  145,000   B1*       Sr. Sub. Notes, 9.750% due 6/30/09...................    142,100
                                                                            ----------
                                                                             3,174,976
                                                                            ----------
Oil and Gas Transmission -- 0.5%
  365,000   BB-     Leviathan Gas Pipeline Finance Corp., Company
                      Guaranteed, Series B, 10.375% due 6/1/09.............    388,725
                                                                            ----------
Paper -- 1.8%
  340,000   BBB     Bowater Canada Finance Corp., Company Guaranteed,
                      7.950% due 11/15/11..................................    351,385
                    Buckeye Technologies Inc., Sr. Sub. Notes:
  155,000   B+        9.250% due 9/15/08...................................    139,500
  555,000   B+        8.000% due 10/15/10..................................    457,875
  595,000   BBB-    Georgia-Pacific Corp., Notes,
                      7.500% due 5/15/06...................................    573,656
                                                                            ----------
                                                                             1,522,416
                                                                            ----------
Publishing -- 3.4%
  155,000   B+      Garden State Newspapers, Sr. Sub. Notes, Series B,
                      8.750% due 10/1/09...................................    153,837
                    Hollinger International Publishing, Company Guaranteed:
  235,000   Ba3*      9.250% due 2/1/06....................................    243,225
  365,000   Ba3*      9.250% due 3/15/07...................................    377,775
  358,240   B       Hollinger Participation, Sr. Notes,
                      12.125% due 11/15/10+................................    338,537
1,595,000   BB-     Quebecor Media Inc., Sr. Notes,
                      11.125% due 7/15/11..................................  1,579,050
  125,000   B       Von Hoffman Corp., Company Guaranteed,
                      10.250% due 3/15/09+.................................    128,750
                                                                            ----------
                                                                             2,821,174
                                                                            ----------

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                          June 30, 2002 (unaudited) (continued)

[GRAPHIC]


  Face
Amount++ Rating(a)                        Security                         Value
----------------------------------------------------------------------------------
Real Estate -- 0.7%
155,000    Ba3*    Crescent Real Estate Equities L.P., Sr. Notes,
                     9.250% due 4/15/09+................................. $160,021
330,000    BB-     HMH Properties Inc., Company Guaranteed, Series A,
                     7.875% due 8/1/05...................................  323,400
 95,000    BB-     Ventas Realty L.P./Capital Corp., Sr. Notes,
                     9.000% due 5/1/12+..................................   97,850
                                                                          --------
                                                                           581,271
                                                                          --------
Rental/Leasing Companies -- 1.1%
530,000    BBB-    Avis Group Holdings, Inc., Company Guaranteed,
                     11.000% due 5/1/09..................................  580,350
 60,000    BB      United Rentals, Inc., Company Guaranteed, Series B,
                     10.750% due 4/15/08.................................   64,500
305,000    B-      Williams Scotsman Inc., Company Guaranteed,
                     9.875% due 6/1/07...................................  292,800
                                                                          --------
                                                                           937,650
                                                                          --------
Restaurants -- 1.1%
160,000    CCC     Advantica Restaurant Group, Sr. Notes,
                     11.250% due 1/15/08.................................  125,800
 95,000    B       American Restaurant Group, Inc., Company Guaranteed,
                     Series D, 11.500% due 11/1/06.......................   85,975
250,000    B-      Carrols Corp., Company Guaranteed,
                     9.500% due 12/1/08..................................  248,750
125,000    CCC+    CKE Restaurants, Inc., Company Guaranteed,
                     9.125% due 5/1/09...................................  121,250
 80,000    B-      Friendly Ice Cream Corp., Company Guaranteed,
                     10.500% due 12/1/07.................................   78,800
 95,000    B+      Perkins Family Restaurants, L.P., Sr. Notes, Series B,
                     10.125% due 12/15/07................................   95,475
125,000    B+      Sbarro Inc., Company Guaranteed,
                     11.000% due 9/15/09.................................  125,625
                                                                          --------
                                                                           881,675
                                                                          --------

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                          June 30, 2002 (unaudited) (continued)

[GRAPHIC]


  Face
Amount++  Rating(a)                        Security                           Value
--------------------------------------------------------------------------------------
Retail - Other Specialty Stores -- 2.4%
  280,000   B       Advance Stores Co., Inc., Company Guaranteed, Series B,
                      10.250% due 4/15/08.................................. $  295,400
                    J.C. Penney Co., Inc:
  205,000   BBB-      Debentures, 6.900% due 8/15/26.......................    206,609
  100,000   BBB-      Notes, 6.125% due 11/15/03...........................    100,540
  245,000   B-      Jo-Ann Stores, Inc., Company Guaranteed,
                      10.375% due 5/1/07...................................    252,350
                    The Pep Boys - Manny, Moe & Jack, Medium-Term Notes:
  155,000   BB-       6.710% due 11/3/04...................................    148,606
  220,000   BB-       6.520% due 7/16/07...................................    220,275
   95,000   B-      Petro Stopping Centers L.P., Sr. Notes,
                      10.500% due 2/1/07...................................     91,675
                    Rite Aid Corp.:
  320,000   B-        Notes, 7.125% due 1/15/07............................    225,600
  155,000   B-        Sr. Notes, 7.625% due 4/15/05........................    118,575
  359,000   BB      Saks Inc., Company Guaranteed, 9.875% due 10/1/11......    362,590
                                                                            ----------
                                                                             2,022,220
                                                                            ----------
Savings and Loan Associations -- 3.1%
  105,000   B3*     Bay View Capital Corp., Sub. Notes, 9.125% due 8/15/07.    102,900
1,000,000   B3*     Ocwen Capital Trust I, Company Guaranteed,
                      10.875% due 8/1/27...................................    805,000
  900,000   B1*     Ocwen Federal Bank FSB, Sub. Debentures,
                      12.000% due 6/15/05..................................    900,000
  600,000   B1*     Ocwen Financial Corp., Notes, 11.875% due 10/1/03......    600,000
  185,000   BB-     Western Financial Bank FSB, Sub. Debentures,
                      9.625% due 5/15/12...................................    185,925
                                                                            ----------
                                                                             2,593,825
                                                                            ----------
Semiconductors -- 1.2%
  320,000   B-      Amkor Technology, Inc., 5.000% due 3/15/07 (d).........    162,400
  375,000   Ba3*    Cypress Semiconductor Corp., 3.750% due 7/1/05 (d).....    321,562
  485,000   Ba3*    LSI Logic Corp., 4.000% due 2/15/05 (d)................    413,463
  125,000   B-      Vitesse Semiconductor Corp., 4.000% due 3/15/05 (d)....     97,500
                                                                            ----------
                                                                               994,925
                                                                            ----------

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                          June 30, 2002 (unaudited) (continued)

[GRAPHIC]

--------------------------------------------------------------------------------

  Face
Amount++ Rating(a)                        Security                          Value
------------------------------------------------------------------------------------
Telecommunications - Other -- 2.6%
175,000    Ba2*    Avaya Inc., Secured Notes, 11.125% due 4/1/09......... $  161,000
545,000    B+      COLT Telecomm Group PLC, Registered Series,
                     2.000% due 4/3/07+(d)...............................    221,748
650,000    CCC-    Metromedia Fiber Network, Inc., Sr. Notes,
                     14.000% due 3/15/07 (c).............................    227,500
505,000    BB-     Nortel Networks Ltd., Notes, 6.125% due 2/15/06.......    290,375
455,000    Ba3*    PanAmSat Corp., 8.500% due 2/1/12+....................    420,875
                   Qwest Capital Funding, Inc., Company Guaranteed:
160,000    BB        7.625% due 8/3/21...................................     83,200
720,000    BB        6.875% due 7/15/28..................................    370,800
155,000    BB        7.750% due 2/15/31..................................     81,375
310,000    Baa3*   Qwest Corp., Notes, 8.875% due 3/15/12+...............    277,450
                                                                          ----------
                                                                           2,134,323
                                                                          ----------
Telephone - Cellular -- 0.9%
400,000    CCC     AirGate PCS, Inc., Sr. Sub. Notes, step bond to yield
                     15.520% due 10/1/09.................................     82,000
330,000    B       Crown Castle International Corp., Sr. Notes,
                     10.750% due 8/1/11..................................    219,450
525,000    B3*     Dobson/Sygnet Communications Inc., Sr. Notes,
                     12.250% due 12/15/08................................    317,625
                   Nextel Partners Inc., Sr. Notes:
260,000    B3*       12.500% due 11/15/09................................    110,500
155,000    B3*       11.000% due 3/15/10.................................     62,387
                                                                          ----------
                                                                             791,962
                                                                          ----------
Transportation - Marine -- 0.6%
190,000    BB+     CP Ships Ltd., Sr. Notes, 10.375% due 7/15/12+........    188,100
155,000    B-      Oglebay Norton Co., Sr. Sub. Notes, 10.000% due 2/1/09    117,025
125,000    B+      Sea Containers Ltd., Sr. Sub. Debentures, Series A,
                     12.500% due 12/1/04.................................    124,688
 95,000    B       Trico Marine Services, Inc., Sr. Notes,
                     8.875% due 5/15/12+.................................     94,525
                                                                          ----------
                                                                             524,338
                                                                          ----------

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                          June 30, 2002 (unaudited) (continued)

[GRAPHIC]

--------------------------------------------------------------------------------

  Face
Amount++  Rating(a)                        Security                            Value
---------------------------------------------------------------------------------------
Unregulated Power Generation -- 2.2%
                    AES Corp.:
  615,000    BB-      Sr. Notes, 9.500% due 6/1/09......................... $   408,975
  230,000    B        Sr. Sub. Notes, 10.250% due 7/15/06..................     120,750
  695,000    B+     Calpine Canada Energy Finance, Company Guaranteed,
                      8.500% due 5/1/08....................................     479,550
                    Calpine Corp., Sr. Notes:
  155,000    B+       8.750% due 7/15/07...................................     109,275
1,165,000    B+       8.625% due 8/15/10...................................     763,075
                                                                            -----------
                                                                              1,881,625
                                                                            -----------
                    TOTAL CORPORATE BONDS AND NOTES
                    (Cost -- $77,750,571)..................................  74,123,706
                                                                            -----------
 Shares
----------
COMMON STOCK -- 0.1%
Containers - Packaging -- 0.0%
    6,729           Aurora Foods, Inc. (e).................................      10,093
                                                                            -----------
Telecommunications -- 0.1%
    2,030           Crown Castle International Corp. (e)...................       7,978
      870           McLeodUSA Inc., Class A Shares (e).....................         365
      900           Motorola, Inc..........................................      41,283
                                                                            -----------
                                                                                 49,626
                                                                            -----------
                    TOTAL COMMON STOCK
                    (Cost -- $88,747)......................................      59,719
                                                                            -----------
PREFERRED STOCK -- 0.1%
Communications -- 0.0%
      200           Broadwing Communications, Series B,
                      12.500% due 8/15/09..................................      30,500
                                                                            -----------
Telecommunications -- 0.1%
    4,800           Crown Castle International Corp., 6.250% due 8/15/12...      88,200
      160           Dobson Communications Corp., 13.000% due 5/1/09........       7,560
    1,000           Global Crossing Holding Ltd., 6.750% due 4/15/12 (d)(f)          50
                                                                            -----------
                                                                                 95,810
                                                                            -----------
                    TOTAL PREFERRED STOCK
                     (Cost -- $460,702)....................................     126,310
                                                                            -----------

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                          June 30, 2002 (unaudited) (continued)

[GRAPHIC]

--------------------------------------------------------------------------------

Warrants                            Security                               Value
-------- -------------------------------------------------------------- -----------
WARRANTS (e) -- 0.0%
Broadcasting -- 0.0%
   2,450 UIH Australia Pacific, Inc., Expire 5/15/06................... $        24
                                                                        -----------
Containers - Packaging -- 0.0%
      60 Pliant Corp., Expire 6/1/10+..................................         615
                                                                        -----------
Internet Services -- 0.0%
     325 Cybernet Internet Services International, Inc., Expire 7/1/09+           1
   1,170 WAM!NET Inc., Expire 3/1/05...................................          12
                                                                        -----------
                                                                                 13
                                                                        -----------
Printing/Forms -- 0.0%
     335 Merrill Corp., Expire 5/1/09..................................          34
                                                                        -----------
Telecommunications - Other -- 0.0%
     265 GT Group Telecom Inc., Expire 2/1/10+.........................         398
   7,130 Pagemart, Inc., Expire 12/31/03...............................          71
   1,300 RSL Communications, Ltd., Expire 11/15/06.....................         183
                                                                        -----------
                                                                                652
                                                                        -----------
Telephone - Cellular -- 0.0%
   1,000 Iridium World Communications Ltd., Expire 7/15/05+............          10
                                                                        -----------
         TOTAL WARRANTS
         (Cost -- $177,891)............................................       1,348
                                                                        -----------
         SUB-TOTAL INVESTMENTS
         (Cost -- $78,477,911).........................................  74,311,083
                                                                        -----------

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                          June 30, 2002 (unaudited) (continued)

[GRAPHIC]


   Face
  Amount                               Security                                Value
---------- ---------------------------------------------------------------- -----------
REPURCHASE AGREEMENT -- 11.2%
$9,375,000 J.P. Morgan Chase & Co., 1.800% due 7/1/02; Proceeds at
             maturity -- $9,376,406; (Fully collateralized by U.S. Treasury
             Bonds, 7.250% to 13.875% due 5/15/09 to 2/15/20; Market
             value -- $9,562,500) (Cost -- $9,375,000)..................... $ 9,375,000
                                                                            -----------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $87,852,911**)......................................... $83,686,083
                                                                            ===========

------
 ++  Face amount denominated in U.S. dollars unless otherwise indicated.
 + Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 # Subsequent to the reporting period, on August 11, 2002, the company filed for bankruptcy.
(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
(b)  Security has been issued with attached rights.
(c)  Security is currently in default.
(d)  Security exchangeable for shares of common stock.
(e)  Non-income producing security.
(f)  On January 28, 2002, the company filed for bankruptcy.
 **  Aggregate cost for Federal income tax purposes is substantially the same.

Currency abbreviations used in this schedule:
EUR -- Euro.
GBP -- British Pound.

   See pages 27 and 28 for definitions of ratings.


                       See Notes to Financial Statements.

                                                                   Bond Ratings
                                                                    (unaudited)

[GRAPHIC]


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AA        -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A         -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB       -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B and -- Bonds rated BB, B and CCC are regarded, on balance, as predominantly
 CCC         speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Caa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aa        -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A         -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

[GRAPHIC]




                                                                   Bond Ratings
                                                        (unaudited) (continued)


Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
       Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba  -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B   -- Bonds rated "B" generally lack characteristics of desirable investments. Assur-
       ance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa -- Bonds rated "Caa" are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.

NR  -- Indicates that the bond is not rated by either Standard & Poor's or Moody's.

[GRAPHIC]




                                            Statement of Assets and Liabilities
                                                      June 30, 2002 (unaudited)


ASSETS:
  Investments, at value (Cost -- $78,477,911)................................. $ 74,311,083
  Repurchase agreement, at value (Cost -- $9,375,000).........................    9,375,000
  Cash........................................................................          390
  Dividends and interest receivable...........................................    1,970,399
  Receivable for securities sold..............................................      472,919
                                                                               ------------
  Total Assets................................................................   86,129,791
                                                                               ------------
LIABILITIES:
  Payable for securities purchased............................................      683,747
  Dividends payable...........................................................      153,975
  Investment advisory fee payable.............................................       36,472
  Administration fee payable..................................................       14,535
  Preferred dividends payable.................................................       12,446
  Accrued expenses............................................................       68,546
                                                                               ------------
  Total Liabilities...........................................................      969,721
                                                                               ------------
Auction Rate Cumulative Preferred Stock (2,400 shares authorized;
 1,600 issued and outstanding at $25,000 per share) (Note 5)..................   40,000,000
                                                                               ------------
Total Net Assets.............................................................. $ 45,160,070
                                                                               ============
NET ASSETS:
  Par value of capital shares................................................. $    172,739
  Capital paid in excess of par value.........................................  111,809,542
  Overdistributed net investment income.......................................     (432,934)
  Accumulated net realized loss from security transactions....................  (62,223,856)
  Net unrealized depreciation of investments and foreign currencies...........   (4,165,421)
                                                                               ------------
Total Net Assets
 (Equivalent to $2.61 a share on 17,273,854 capital shares of $0.01 par value outstanding; 250,000,000 capital shares authorized).......................... $ 45,160,070
                                                                               ============

                      See Notes to Financial Statements.

                                                         Statement of Operations
                                                      For the Three Months Ended
                                                       June 30, 2002 (unaudited)


[GRAPHIC]


INVESTMENT INCOME:
  Interest.......................................................... $ 2,354,784
  Dividends.........................................................      17,261
                                                                     -----------
  Total Investment Income...........................................   2,372,045
                                                                     -----------
EXPENSES:
  Investment advisory fee (Note 2)..................................     112,323
  Administration fee (Note 2).......................................      44,929
  Auction fees......................................................      25,376
  Shareholder communications........................................      22,374
  Audit and legal...................................................      17,724
  Listing fees......................................................      12,177
  Shareholder and system servicing fees.............................      10,407
  Directors' fees...................................................       9,855
  Custody...........................................................       7,980
  Pricing service fees..............................................       5,180
  Other.............................................................       6,783
                                                                     -----------
  Total Expenses....................................................     275,108
                                                                     -----------
Net Investment Income...............................................   2,096,937
                                                                     -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 7):
  Realized Loss From:
   Security transactions (excluding short-term securities)..........  (1,482,240)
   Foreign currency transactions....................................     (72,335)
                                                                     -----------
  Net Realized Loss.................................................  (1,554,575)
                                                                     -----------
  Change in Net Unrealized Depreciation From:
   Security transactions............................................  (4,301,870)
   Foreign currency transactions....................................     (19,255)
                                                                     -----------
  Increase in Net Unrealized Depreciation...........................  (4,321,125)
                                                                     -----------
Net Loss on Investments and Foreign Currencies......................  (5,875,700)
                                                                     -----------
Distributions Paid to Auction Rate Cumulative Preferred Stockholders
  From Net Investment Income........................................    (211,965)
                                                                     -----------
Decrease in Net Assets From Operations.............................. $(3,990,728)
                                                                     ===========

                      See Notes to Financial Statements.

[GRAPHIC]


                                             Statements of Changes in Net Assets
                                                      For the Three Months Ended
                                                       June 30, 2002 (unaudited)
                                               and the Year Ended March 31, 2002


                                                             June 30      March 31+
                                                           -----------  ------------
OPERATIONS:
  Net investment income................................... $ 2,096,937  $ 10,530,201
  Net realized loss.......................................  (1,554,575)  (22,563,944)
  (Increase) decrease in net unrealized depreciation......  (4,321,125)    5,743,030
  Distributions paid to Auction Rate Cumulative Preferred
   Stockholders from net investment income................    (211,965)   (1,528,380)
                                                           -----------  ------------
  Decrease in Net Assets From Operations..................  (3,990,728)   (7,819,093)
                                                           -----------  ------------
DISTRIBUTIONS PAID TO COMMON STOCK
SHAREHOLDERS FROM:
  Net investment income...................................  (1,938,163)   (8,629,480)
  Capital.................................................          --      (848,333)
                                                           -----------  ------------
  Decrease in Net Assets From
   Distributions Paid to Common Stock Shareholders........  (1,938,163)   (9,477,813)
                                                           -----------  ------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Redemption of Auction Rate Cumulative Preferred Stock...          --   (10,000,000)
  Net asset value of shares issued for reinvestment of
   dividends..............................................     311,920     2,417,479
                                                           -----------  ------------
  Increase (Decrease) in Net Assets From
   Fund Share Transactions................................     311,920    (7,582,521)
                                                           -----------  ------------
Decrease in Net Assets....................................  (5,616,971)  (24,879,427)
NET ASSETS:
  Beginning of period.....................................  50,777,041    75,656,468
                                                           -----------  ------------
  End of period*.......................................... $45,160,070  $ 50,777,041
                                                           ===========  ============
*Includes overdistributed net investment income of:.......   $(432,934)    $(307,408)
                                                           ===========  ============

  ----
+ Certain amounts have been reclassified to conform to current year presentation.

                      See Notes to Financial Statements.

[GRAPHIC]




                                                  Notes to Financial Statements
                                                                    (unaudited)


   1.  Significant Accounting Policies
   Zenix Income Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

   The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers; any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the last bid price quoted. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund including references to valuations of other securities which are considered comparable in quality, interest rate and maturity; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (e) dividend income is recorded on the ex-dividend date and interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded monthly by the Fund on the ex-dividend date for the shareholders of Common Stock based on net investment income. The holders of the

[GRAPHIC]




                                                  Notes to Financial Statements
                                                        (unaudited) (continued)


Auction Rate Cumulative Preferred Stock shall be entitled to receive dividends in accordance with an auction that will normally be held weekly and out of funds legally available to shareholders; (h) the net asset value of the Fund's Common Stock is determined no less frequently than the close of business on the Fund's last business day of each week (generally Friday). It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the net asset value per share of the Common Stock, the value of the Fund's net assets shall be deemed to equal the value of the Fund's assets less (1) the Fund's liabilities, (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Auction Rate Cumulative Preferred Stock and (3) accumulated and unpaid dividends on the outstanding Auction Rate Cumulative Preferred Stock issue; (i) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At March 31, 2002, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by these changes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

   In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15,

[GRAPHIC]




                                                  Notes to Financial Statements
                                                        (unaudited) (continued)


2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund adopted this requirement effective April 1, 2001. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the three months ended June 30, 2002, interest income decreased by $15,386, net realized loss decreased by $28,124 and the change in net unrealized depreciation of investments increased by $12,738.

   2.  Advisory Agreement and Transactions with Affiliated Persons
   Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.50% of the average daily net assets. For purposes of calculating the advisory fee, the liquidation value of any preferred stock of the Fund is not deducted in determining the Fund's average daily net assets. This fee is calculated daily and paid monthly.

   SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. For purposes of calculating this fee, the liquidation value of any preferred stock of the Fund is not deducted in determining the Fund's average daily net assets. This fee is calculated daily and paid monthly.

   All officers and one Director of the Fund are employees of Citigroup or its affiliates.

   3.  Investments
   During the three months ended June 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

-------------------------------------------------------------------------------
Purchases                                                           $17,635,162
-------------------------------------------------------------------------------
Sales                                                                23,889,653
-------------------------------------------------------------------------------

[GRAPHIC]




                                                  Notes to Financial Statements
                                                        (unaudited) (continued)



   At June 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

 ------------------------------------------------------------------------------
 Gross unrealized appreciation                                     $ 3,471,695
 Gross unrealized depreciation                                      (7,638,523)
 ------------------------------------------------------------------------------
 Net unrealized depreciation                                       $(4,166,828)
 ------------------------------------------------------------------------------

   4.  Repurchase Agreements
   The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

   5.  Auction Rate Cumulative Preferred Stock
   On April 14, 2000, the Fund issued 2,400 shares of Auction Rate Cumulative Preferred Stock ("ARCPS"). The underwriting discount of $600,000 and offering expenses of $296,207 associated with the ARCPS offering were recorded as a reduction of the capital paid in excess of par value of common stock. The ARCPS' dividends are cumulative at a rate determined at an auction, and the dividend period is typically seven days. Dividend rates ranged from 1.93% to 2.00% for the three months ended June 30, 2002.

   The ARCPS are redeemable under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends. The ARCPS have a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverages with respect to the ARCPS under the Investment Company Act of 1940.

   On December 27, 2000, the Fund voluntarily redeemed pro rata 400 shares of ARCPS in the amount of $25,000 per share plus accumulated but

                                                  Notes to Financial Statements
                                                        (unaudited) (continued)


[GRAPHIC]


unpaid dividends. On October 30, 2001, the Fund voluntarily redeemed pro rata 400 shares of ARCPS in the amount of $25,000 per share plus accumulated but unpaid dividends. Following the redemptions, the Fund has 1,600 outstanding shares of ARCPS.

   Salomon Smith Barney Inc. ("SSB"), another subsidiary of Citigroup, currently acts as a broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of ARCPS that the broker/dealer places at auction. For the three months ended June 30, 2002, SSB earned approximately $25,376 as the broker/dealer.

   Under Emerging Issues Task Force ("EITF") announcement Topic D-98, Classification and Measurement of Redeemable Securities, which was issued on July 19, 2001, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer. Subject to the guidance of the EITF, the Fund's preferred stock, which was previously classified as a component of net assets, has been reclassified outside of permanent equity (net assets) in the accompanying financial statements. Prior year amounts have also been reclassified to conform with this presentation. The impact of this reclassification creates no change to the net assets available to common shareholders.

   6.  Asset Maintenance and Asset Coverage Requirements
   The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset requirements would restrict the Fund's ability to pay dividends.

[GRAPHIC]




                                                  Notes to Financial Statements
                                                        (unaudited) (continued)



   7.  Forward Foreign Currency Contracts
   A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

   At June 30, 2002, the Fund did not have any open forward foreign currency contracts.

   8.  Capital Loss Carryforward
   At March 31, 2002, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $54,534,000 available to offset future realized capital gains, if any. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

   The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31 of the year indicated:

                2003       2004       2007       2008       2009        2010
--------------------------------------------------------------------------------
Carryforward
 Amounts     $4,873,000 $2,291,000 $1,704,000 $6,787,000 $12,670,000 $26,209,000
--------------------------------------------------------------------------------

   9.  Common Stock
   At June 30, 2002, the Fund had 250,000,000 shares of common stock authorized with a par value of $0.01 per share.

   Common stock transactions were as follows:

                                       Three Months
                                           Ended          Year Ended
                                       June 30, 2002    March 31, 2002
                                      --------------- ------------------
                                      Shares  Amount  Shares    Amount
        ----------------------------------------------------------------
        Shares issued on reinvestment 91,974 $311,920 634,966 $2,417,479
        ----------------------------------------------------------------

                                                  Notes to Financial Statements
                                                        (unaudited) (continued)


[GRAPHIC]



   10.  Subsequent Event
   On August 2, 2002, the Fund announced that it had filed a notice with the Securities and Exchange Commission of its intent to redeem 200 shares of its ARCPS pro rata among the holders of ARCPS at a redemption price equal to $25,000 per share plus the amount of any accumulated and unpaid dividends. The redemption is anticipated to occur on or about August 28, 2002. Following the redemption, the Fund will have 1,400 shares of ARCPS outstanding, with an aggregate liquidation value of $35 million.

                                                           Financial Highlights

[GRAPHIC]


For a share of common stock outstanding throughout each year ended March 31, unless otherwise noted:

                                                   2002/(1)/  2002    2001    2000    1999    1998
                                                   --------  ------  ------  ------  ------  ------
Net Asset Value, Beginning of Period..............  $ 2.95   $ 3.97  $ 5.02  $ 5.96  $ 6.96  $ 6.45
                                                    ------   ------  ------  ------  ------  ------
Income (Loss) From Operations:
 Net investment income/(2)(3)/....................    0.12     0.61    0.88    0.78    0.82    0.87
 Net realized and unrealized gain (loss)/(3)/.....   (0.34)   (0.98)  (1.00)  (0.94)  (0.97)   0.56
 Distributions paid to 7.00% Cumulative Preferred
   Stock Shareholders from net investment income..      --       --   (0.04)  (0.13)  (0.14)  (0.14)
 Distributions paid to Auction Rate Cumulative
   Preferred Stockholders from
   net investment income..........................   (0.01)   (0.09)  (0.23)     --      --      --
                                                    ------   ------  ------  ------  ------  ------
 Total Income (Loss) From Operations..............   (0.23)   (0.46)  (0.39)  (0.29)  (0.29)   1.29
                                                    ------   ------  ------  ------  ------  ------
Underwriting commission and expenses of issuance
 of Auction Rate Cumulative Preferred Stock.......      --       --   (0.05)     --      --      --
                                                    ------   ------  ------  ------  ------  ------
Change in undeclared dividends on Auction Rate
 Cumulative Preferred Stock.......................    0.00*    0.00*   0.04      --      --      --
                                                    ------   ------  ------  ------  ------  ------
Distributions Paid To Common Stock Shareholders
From:
 Net investment income............................   (0.11)   (0.51)  (0.62)  (0.65)  (0.69)  (0.78)
 Capital..........................................      --    (0.05)  (0.03)     --   (0.02)     --
                                                    ------   ------  ------  ------  ------  ------
 Total Distributions Paid to Common Stock
   Shareholders...................................   (0.11)   (0.56)  (0.65)  (0.65)  (0.71)  (0.78)
                                                    ------   ------  ------  ------  ------  ------
Net Asset Value, End of Period....................  $ 2.61   $ 2.95  $ 3.97  $ 5.02  $ 5.96  $ 6.96
                                                    ======   ======  ======  ======  ======  ======
Market Value, End of Period.......................  $ 2.98   $ 3.61  $ 4.82  $ 4.44  $ 5.88  $ 7.50
                                                    ======   ======  ======  ======  ======  ======

[GRAPHIC]




                                                           Financial Highlights
                                                                    (continued)


                                               2002/(1)/    2002      2001      2000      1999      1998
                                              --------    -------   -------   -------   -------   --------
Total Return, Based on Market Value/(4)/.....  (14.59)%++  (13.20)%   25.02%   (14.28)%  (12.53)%    14.81%
                                              =======     =======   =======   =======   =======   ========
Total Return, Based on Net Asset Value/(4)/..   (8.46)%++  (13.88)%   (8.97)%   (4.43)%   (4.38)%    19.75%
                                              =======     =======   =======   =======   =======   ========
Net Assets, End of Period (000s)............. $45,160     $50,761   $65,634   $80,234   $93,561   $105,861
                                              =======     =======   =======   =======   =======   ========
Ratios to Average Net Assets Based on Common
Shares Outstanding/(5)/:
 Net investment income/(3)/..................   17.03%+     22.85%    19.12%#   13.90%    12.99%     12.60%
 Interest expense............................      --          --      0.10      2.04      1.81       1.81
 Auction fees................................    0.20+       0.26      0.20#       --        --         --
 Operating expenses/(2)/.....................    2.03+       2.55      1.84      1.69      1.53       1.51
 Total expenses..............................    2.23+       2.81      2.14      3.73      3.34       3.32
Portfolio Turnover Rate......................      21%         82%       85%       79%       91%        79%

------
(1) For the three months ended June 30, 2002 (unaudited).
(2) The investment adviser waived a portion of its fees for the year ended March 31, 2001. If such fees had not been waived, the per share decrease to net investment income and the actual operating expense ratio would have been $0.00* and 1.91%, respectively.
(3) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the three months ended June 30, 2002, the annualized ratio of net investment income to average net assets would have been 17.16%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
(4) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
(5) Calculated on basis of average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
 #  Amount has been reclassified to conform to current year presentation.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

[GRAPHIC]




                                                    Other Financial Information
                                                                    (unaudited)


   The table below sets out information with respect to Auction Rate Cumulative Preferred Stock, 7.00% Cumulative Preferred Stock and Bank Credit Facility:

                                                   2002/(1)/  2002    2001     2000     1999     1998
                                                   --------  ------- ------- -------- -------- --------
Auction Rate Cumulative Preferred
Stock/(2)(3)(4)/:
 Total Amount Outstanding (000s).................. $40,000   $40,000 $50,000       --       --       --
 Asset Coverage Per Share.........................  53,225    56,726  57,828       --       --       --
 Involuntary Liquidating Preference Per Share.....  25,000    25,000  25,000       --       --       --
 Average Market Value Per Share/(5)/..............  25,000    25,000  25,000       --       --       --
7.00% Cumulative Preferred Stock/(6)/:
 Total Amount Outstanding (000s)..................      --        --      -- $ 30,000 $ 30,000 $ 30,000
 Asset Coverage Per Share.........................      --        --      --    2,340    2,560    2,760
 Involuntary Liquidating Preference Per Share.....      --        --      --    1,000    1,000    1,000
 Average Market Value Per Share/(5)/..............      --        --      --    1,000    1,000    1,000
PNC Bank Credit Facility/(7)/:
 Total Amount Outstanding (000s)..................      --        --      --   30,000   30,000   30,000
 Asset Coverage (000s)............................      --        --      --  140,200  153,600  165,900

------
(1)As of June 30, 2002.
(2)On April 14, 2000, the Fund issued 2,400 shares of Auction Rate Cumulative Preferred Stock at $25,000 per share.
(3)On December 27, 2000, the Fund redeemed 400 shares of Auction Rate Cumulative Preferred Stock at $25,000 per share.
(4)On October 30, 2001, the Fund redeemed 400 shares of Auction Rate Cumulative Preferred Stock at $25,000 per share.
(5)Excludes accrued interest or accumulated undeclared dividends.
(6)On April 14, 2000, the Fund redeemed in full its shares of 7.00% Cumulative Preferred Stock.
(7)On April 14, 2000, the Fund's $35,000,000 line of credit with PNC Bank was extinguished.

[GRAPHIC]




                                                                 Financial Data
                                                                    (unaudited)


For a share of common stock outstanding throughout each period:

                                                             Dividend
                              NYSE      Net Asset Dividend Reinvestment
Record Date Payable Date Closing Price*  Value*     Paid      Price
-----------------------------------------------------------------------
 4/25/00      4/28/00        $4.563       $4.88    $0.054     $4.661
 5/23/00      5/26/00         4.563        4.68     0.054      4.586
 6/27/00      6/30/00         4.750        4.80     0.054      4.714
 7/21/00      7/28/00         5.000        4.80     0.054      4.704
 8/18/00      8/25/00         5.063        4.65     0.054      4.809
 9/22/00      9/29/00         5.063        4.52     0.054      4.750
 10/24/00     10/27/00        4.625        4.12     0.054      4.394
 11/20/00     11/24/00        4.500        3.88     0.054      4.275
 12/26/00     12/29/00        3.938        3.81     0.054      3.741
 1/23/01      1/26/01         4.938        4.21     0.054      4.691
 2/20/01      2/23/01         4.860        4.26     0.054      4.617
 3/27/01      3/30/01         4.800        3.98     0.054      4.560
 4/24/01      4/27/01         4.590        3.79     0.054      4.361
 5/22/01      5/25/01         4.600        3.81     0.054      4.370
 6/26/01      6/29/01         4.570        3.46     0.052      4.342
 7/24/01      7/27/01         4.730        3.37     0.052      4.510
 8/28/01      8/31/01         4.540        3.39     0.052      4.294
 9/25/01      9/28/01         3.790        2.97     0.047      3.610
 10/23/01     10/26/01        3.660        2.99     0.047      3.563
 11/27/01     11/30/01        3.460        3.13     0.047      3.316
 12/24/01     12/28/01        3.270        3.03     0.040      3.078
 1/22/02      1/25/02         3.590        3.03     0.040      3.411
 2/19/02      2/22/02         3.560        2.92     0.040      3.382
 3/19/02      3/22/02         3.650        2.95     0.040      3.468
 4/23/02      4/26/02         3.530        2.97     0.038      3.354
 5/28/02      5/31/02         3.610        2.91     0.038      3.430
 6/25/02      6/28/02         3.240        2.72     0.038      3.078

------
* As of record date.

[GRAPHIC]




                                                     Dividend Reinvestment Plan
                                                                    (unaudited)


   Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC") as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

   The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds 98% of the net asset value per share of the Common Stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of Common Stock by the Fund at a price equal to the greater of 98% of net asset value or 95% of the market price of the Common Stock.

   If the market price of the Common Stock is less than 98% of the net asset value of the Common Stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the Common Stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) 98% of net asset value as of the valuation time or (b) 95% of the

                                                     Dividend Reinvestment Plan
                                                        (unaudited) (continued)


[GRAPHIC]


then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the Common Stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at such net asset value. PFPC will begin to purchase Common Stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

   PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

   Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

                                                     Dividend Reinvestment Plan
                                                        (unaudited) (continued)


[GRAPHIC]



   Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.

                    --------------------------------------

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

[GRAPHIC]



   DIRECTORS

   Allan J. Bloostein
   Dwight B. Crane
   Paolo M. Cucchi
   Robert A. Frankel
   Paul Hardin
   William R. Hutchinson
   Heath B. McLendon, Chairman
   George M. Pavia

   OFFICERS

   R. Jay Gerken
   President and Chief Executive Officer

   Lewis E. Daidone
   Senior Vice President and
   Chief Administrative Officer

   Richard L. Peteka
   Chief Financial Officer
   and Treasurer

   Kaprel Ozsolak
   Controller

   Christina T. Sydor
   Secretary

                   This report is intended only for the shareholders of the
                                    ZENIX Income Fund Inc.
                It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

                                         FD01153 8/02

                                            02-3601